CONTRACT FOR SALE OF REAL ESTATE

Property:  See the attachment.

Purchase price:  3,400,000,000 Won (including Value Added Tax)
                         (Building 1,000,000,000 Won           Land 2,400,000,000 Won)

Article 1:   The parties agree to sell and purchase the real estate upon the following terms and conditions.

Article 2:  Payment shall be made as follows:

        1.  Contract deposit in the sum of 30,000,000 Won upon execution of this Contract.

        2.  The sum of 465,000,000 Won on March 31, 2000.

        3.  The balance of 2,905,000,000 Won on April 28, 2000.

Article 3:  Delivery of possession shall be made as set forth in the attachment.

Article 4:  The Seller shall pay the debts and taxes on the property as set forth in the attachment.

Article 5:  Upon receipt of the balance of the purchase price, the Seller shall deliver to the Buyer all the documents necessary for recording of the transfer of ownership.

Article 6:  The Seller's default shall be governed as set forth in the attachment.

Article 7:   The area of the building has been derived from actual measurement and the public records.

Dated:  March 17, 2000

Seller:  Byung Hoon Chung
            Shinku Apt. #1-501
            Bangbae-Dong, Seocho-Gu, Seoul

Buyer:  NewState Capital Co., Ltd.
            826-24 Yoksam-Dong, Kangnam-Gu, Seoul

ATTACHMENT

Description of the Property:

2nd Floor and 3rd Floor
Samil Plaza Officetel
837-26 Yoksam-Dong
Kangnam-Gu, Seoul

Details of Each Floor:

2nd Floor:  1,694.41 square meters
                 17 parking spots

3rd Floor:  1,510.06 square meters
                 15 parking spots

Title Matters:

2nd Floor:
                 Owner:  Byung Hoon Chung
                 Mortgagee
                 Leasehold
                 Lienors

3rd Floor:
                 Owner:  Byung Hoon Chung
                 Mortgagee
                 Lienors

Special Agreements

Article 1:  Out of the proceeds, Seller shall pay the debts of Ssang Yong Fire Insurance as follows:

        1.  Principal, interest and late charges

        2.  Auction fees

Article 2:  Out of the proceeds, Seller shall pay the debts of Seoul Milk as follows:

        1.  Principal, interest and late charges

        2.  Auction fees

Article 3:   Out of the proceeds, Seller shall pay the debts of Kangnam-Gu District as follows:

        1.  Principal, interest and late charges

Article 4:   Out of the proceeds, Seller shall pay Korea-Russia Friendship Society as follows:

Article 5:  Other than the above, the Buyer is authorized to directly pay the mortgagees and lienors as well as other creditors out of the purchase price.

Article 6:  Seller shall remove all the equipment and facilities and deliver the possession to the Buyer by April 22, 2000 together with the certification of removal certified by the management agent of the building.

Article 7:  Seller shall pay all the maintenance fees and assessments up until April 22, 2000 and deliver the proof of payment to the Buyer.

Article 8:  Other than those mentioned above, Seller shall cause all the other liens on the real estate removed of record on or before April 22, 2000 so that clean title may be transferred to the Buyer.

Article 9:   Seller and Buyer agree the locations and sizes of four (4) exterior signs of the Buyer and Seller shall deliver the consent of the management agent to the Buyer on or before April 22, 2001.

Article 10:   Buyer shall have the right to park 32 vehicles in the parking lot free of charge and the Seller shall deliver the certification of the management agent to the Buyer on or before April 22, 2001. Fees for additional parking shall be 88,000 Won per month for each additional vehicle.

Article 11:   In the event of the Seller’s default under Articles 4 through 10 and Article 12, Buyer may cancel this Agreement without any notice and the Seller shall forthwith return the contract deposit to the Buyer and pay the Buyer ten times of the contract deposit as liquidated damages. In order to secure the payment herein, Seller agrees to deliver to Buyer a promissory note with proper notarization in the amount of 500,000,000 Won.

Article 12:  Seller shall be responsible for all the debts and taxes until the day of the transfer of ownership.

Article 13:  Seoul District Court shall have the jurisdiction over any disputes between the parties arising out of this Agreement.

Article 14:  Anything not specifically set forth herein shall be resolved in accordance with trade custom. Building management agreement shall apply to matters concerning management of the building.

Article 15:  This Agreement is executed in duplicate and the Seller and Buyer shall keep one copy respectively.

Dated:  March 17, 2000

Seller:  Byung Hoon Chung (Seal)
           Resident Registration Number:  430211-1066818
           Shinku Apt. #1-501
           980-50 Bangbae-Dong, Seocho-Gu
           Seoul

Buyer:  NewState Capital Co., Ltd. (Seal)
           826-24 Yoksam-Dong
           Kangnam-Gu, Seoul
           Business ID Number:  220-81-13414
           By:  Byung Ki Kim, Representative Director